UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 4, 2017
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
As previously disclosed, on January 4, 2017, Castlight Health, Inc. (“Castlight”) entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Neptune Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Castlight (“Merger Sub”), Jiff, Inc., a Delaware corporation (“Jiff”), and Fortis Advisors LLC, as the Stockholders’ Agent, pursuant to which Merger Sub will merge with and into Jiff with Jiff surviving the merger as a wholly owned subsidiary of Castlight (the “Merger”).
On January 4, 2017, Castlight and Jiff, hosted a joint conference call and webcast to provide supplemental information with respect to the Merger. In the conference call, Castlight disclosed that it expects to report for the quarter ended December 31, 2016, non-GAAP operating losses of $2 to $3 million. This reflects Castlight's estimates based solely upon information available to it as of the date of this Current Report on Form 8-K, is not a comprehensive statement of its financial results or position as of or for the quarter ended December 31, 2016, and has not been audited, reviewed or compiled by Castlight’s independent registered public accounting firm.
Expected non-GAAP operating loss is a forward-looking non-GAAP measure that Castlight uses and provides investors and others. This non-GAAP financial measure differs from its corresponding GAAP financial measure by excluding stock-based compensation expense, the capitalization and amortization of internal-use software and charges related to the Merger, as well as the associated tax impact of these items.
Castlight believes that expected non-GAAP operating loss provides useful supplemental information to investors and others, facilitates the analysis of Castlight's core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of Castlight's financial performance.
Castlight has not provided a reconciliation of this forward-looking non-GAAP measure because it could not produce the corresponding GAAP financial measure by the date of this press release without unreasonable effort. The factors that may impact its expected stock-based compensation expense, capitalization and amortization of internal-use software and charges related to the Merger cannot be reasonably predicted or estimated until the completion of Castlight's year-end close process. Castlight will present its GAAP results and a detailed reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure in connection with its press release reporting full financial results for the quarter and year ended December 31, 2016.
This non-GAAP financial measure should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight encourages investors and others to review Castlight’s financial information in its entirety and not rely on a single financial measure.
A copy of the script for the joint conference call is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Castlight with the Securities and Exchange Commission (“SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.
(e)
As previously disclosed, on January 4, 2017, the board of directors of Castlight (the “Board”), in connection with the Merger, approved the appointment of John C. Doyle as Chief Executive Officer, and Derek Newell as President of Castlight, in each case to be effective at the closing of the Merger.
In connection with becoming Chief Executive Officer, Mr. Doyle will receive an annual salary of $367,000, with a target long-term incentive bonus equal to 75% of that amount. Mr. Doyle will not receive any additional equity in connection with this promotion.
In connection with his appointment to President, Mr. Newell will receive an annual salary of $367,000, with a target long-term incentive bonus equal to 75% of that amount. Mr. Newell's total target cash compensation through December 31, 2019 shall be no less than the corresponding total target cash compensation of Mr. Doyle. On the commencement of his employment and subject to approval by the Board, Mr. Newell will also receive an equity grant of a number of restricted stock units necessary to equalize Mr. Newell to the go forward equity ownership of Mr. Doyle, as determined by the Board. The objective is to have both Mr. Doyle and Mr. Newell vest the same dollar value each month post Closing and through December 31, 2019. The restricted stock units will vest in four equal annual installments of 25% each based on his continuous service unless adjustments to the vesting schedule to meet the objectives above are required. Subject to the approval of the Board, Mr. Newell will also receive grants of restricted stock units and/or performance stock units that are equivalent to any such grants made to Mr. Doyle in 2017.
Mr. Newell will also enter into Castlight's standard form of Executive Severance Agreement, which will apply to equity awarded to him by Castlight, and a form of Benefits Waiver, which will apply to his assumed Jiff options.  Both of these agreements provide for accelerated vesting upon certain qualifying terminations of employment, provided that with respect to value under such assumed Jiff options attributable to the milestone earn-out payments described in the Merger Agreement, such acceleration will only apply to such value to the extent that the underlying milestones are achieved.
Additionally, in the event of a Corporate Transaction, as such term is defined in Castlight's 2014 Equity Incentive Plan, 50% of Mr. Newell's unvested assumed Jiff options will accelerate upon the closing of that Corporate Transaction, and if he is subject to a qualifying termination within 12-months of the closing of the Merger, he will receive 100% acceleration of his assumed Jiff options. This acceleration will not apply to any equity awarded to Mr. Newell by Castlight, other than assumed Jiff options.
Item 7.01 Regulation FD Disclosure
On January 4, 2017, Castlight and Jiff hosted a joint conference call and webcast to provide supplemental information with respect to the Merger. A copy of the script for the joint conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
On January 4, 2017, Castlight and Jiff each sent correspondence by e-mail transmission to their respective customers and partners announcing the Merger. Copies of the forms of email correspondence sent by Castlight to its customers and partners are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Copies of the forms of email correspondence sent by Jiff to its customers and partners are furnished as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On January 4, 2017, Castlight made communications on Twitter and Jiff made communications on Twitter, Facebook and LinkedIn regarding the Merger. Copies of these communications made by Castlight and Jiff are furnished as Exhibits 99.6 and 99.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The information contained in this Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Castlight under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Script of Joint Conference Call held on January 4, 2017.
99.2	Form of E-mail from Castlight Health, Inc. to its Customers, dated January 4, 2017.
99.3	Form of E-mail from Castlight Health, Inc. to its Partners, dated January 4, 2017.
99.4	Form of E-mail from Jiff, Inc. to its Customers, dated January 4, 2017.
99.5	Form of E-mail from Jiff, Inc. to its Partners, dated January 4, 2017.
99.6	Communications on Twitter by Castlight Health, Inc., dated January 4, 2017.
99.7	Communications on Twitter, Facebook and LinkedIn by Jiff, Inc., dated January 4, 2017.
Forward Looking Statements
This report and its attached exhibits contains forward-looking statements that are not purely historical regarding Castlight’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to its expected financial results for the quarter ended December 31, 2016, the closing of the proposed transaction and the expected closing date of the proposed transaction, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services of Castlight and Jiff. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Castlight’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the proposed transaction, obtaining Company and Jiff stockholder approval and required regulatory clearances, and customer and partner reception to the proposed transaction. Readers should also refer to the section entitled “Risk Factors” in Castlight’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with SEC.
All forward-looking statements included in this report and attached exhibits are made as of the date of this report, based on information currently available to Castlight, and Castlight assumes no obligation to update any such forward-looking statement or reasons why results may differ.
Important Additional Information will be Filed with the SEC
In connection with the proposed transaction between Castlight and Jiff, Castlight intends to file a registration statement on Form S-4 with the SEC. This registration statement will contain a joint proxy statement/prospectus/information statement and relevant materials concerning the proposed transaction. Additionally, Castlight intends to file with the SEC other relevant materials in connection with the proposed transaction. After the registration statement is declared effective by the SEC, Castlight and Jiff will deliver a definitive joint proxy statement/prospectus/information statement to their respective stockholders. STOCKHOLDERS OF CASTLIGHT AND JIFF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors

and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Castlight at www.castlighthealth.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed transaction shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Castlight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Castlight’s stockholders with respect to the matters relating to the proposed transaction. Jiff and its officers and directors may also be deemed a participant in such solicitation. Information regarding any interest that Castlight, Jiff or any of the executive officers or directors of Castlight or Jiff may have in the proposed transaction with Jiff will be set forth in the joint proxy statement/prospectus/information statement that Castlight intends to file with the SEC in connection with its stockholder vote on matters relating to the proposed transaction. Information about the directors and executive officers of Castlight, including their respective interest in security holding of Castlight, is set forth in the proxy statement for Castlight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Stockholders may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement/prospectus/information statement regarding the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castlight Health Inc.
Date: January 4, 2017
	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
Chief Financial Officer